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EXHIBIT 10.3

                           GOODWILL PURCHASE AGREEMENT


                  GOODWILL PURCHASE AGREEMENT (this "AGREEMENT"), dated as of January 28, 2005, by and between Acacia Global Acquisitions, LLC ("PURCHASER"), and Anthony O. Brown ("BROWN").

                  WHEREAS, Brown wishes to sell to Purchaser, and Purchaser wishes to purchase from Brown, the goodwill owned by Brown and relating solely to the businesses of the Acquired Companies;

                  NOW, THEREFORE, in consideration of the mutual undertakings expressed in this Agreement and for such other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Purchaser and Brown hereby agree as follows:

         1. Definitions. Unless the context otherwise requires, capitalized terms used herein but not otherwise defined shall have the meanings assigned to them in the Membership Interest Purchase Agreement, dated as of the date hereof, between the Purchaser and Global Patent Holdings, LLC, as amended or modified from time to time. In addition, for purposes of this Agreement:

                  "GOODWILL" shall mean all right, title and interest personally owned by Brown on or prior to the date hereof, anywhere in the world, in and to all goodwill relating solely to the Business, including the Seller's contacts and relationships with patent owners, attorneys, inventors, experts and others in the intellectual property business as such relates solely to the Business. Notwithstanding the foregoing, (a) Goodwill shall not include any trademarks, goodwill or other assets, tangible or intangible, owned by any of the Acquired Companies, and (b) Brown retains all right, title and interest in and to any and all goodwill relating to any activities other than the Business and to his name.

                  "BUSINESS" shall mean the acquisition, licensing or enforcement of any patents or patent applications by the Acquired Companies on or prior to the date hereof.

         2. Assignment. Brown hereby transfers, grants and assigns to Purchaser Brown's entire right, title and interest in and to the Goodwill.

         3. Purchase Price. As consideration for the Goodwill sold by Brown to Purchaser, Purchaser shall pay to Brown Two Million Dollars ($2,000,000) on the Closing Date.

         4. Disclaimer. EACH PARTY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR TITLE. WITHOUT LIMITATION OF THE FOREGOING, BROWN DISCLAIMS ANY REPRESENTATION OR WARRANTY RESPECTING THE INTELLECTUAL PROPERTY RIGHTS OF THE ACQUIRED COMPANIES GIVEN, INCLUDING REPRESENTATIONS OR WARRANTIES AS TO INFRINGEMENT, VALIDITY OR ENFORCEABILITY OF ANY SUCH RIGHT OR THE REVENUES THAT MAY BE OBTAINED THROUGH LICENSING OR ENFORCING SUCH RIGHTS.

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         5. Additional Covenant. Except as otherwise recommended by the
Purchaser's tax advisors or accountants, Purchaser hereby agrees not to take any position or action for tax purposes that is inconsistent with the terms of this Agreement.

         6. Limitations. THE PARTIES HERETO AGREE THAT, NOTWITHSTANDING ANY OTHER PROVISION HEREOF OR UNDER ANY OTHER AGREEMENT OR THEORY OF LAW, NEITHER PARTY NOR ANY OF ITS AFFILIATES SHALL BE LIABLE TO THE OTHER PARTY OR ANY OTHER PERSON OR ENTITY FOR DAMAGES IN THE FORM OF INDIRECT, CONSEQUENTIAL, INCIDENTAL OR SPECIAL DAMAGES, LOST PROFITS, LOST SAVINGS OR OTHERWISE, OR FOR EXEMPLARY DAMAGES, EVEN IF THE FIRST PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

         7. Miscellaneous

                  7.1 Further Assurances. Each party hereto shall execute and/or cause to be delivered to each other party hereto such instruments and other documents, and shall take such other actions, as such other party may reasonably request (prior to, at or after the Closing) for the purpose of carrying out or evidencing any of the transactions contemplated under this Agreement.

                  7.2 Notices. Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by facsimile) to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other parties hereto):

         If to Brown:

                  Anthony O. Brown
                  500 Skokie Blvd., Suite 585
                  Northbrook, IL 60062
                  Facsimile: (847) 509-1330

         If to Purchaser:

                  Acacia Global Acquisition Corporation
                  500 Newport Drive, Suite 700
                  Newport Beach, CA 92660
                  Attention:  Robert Berman, Esq.
                  Telephone:  (949) 480-8333
                  Facsimile:  (949) 480-8390

         With a copy (in the cases of notices to Purchaser, which copy shall not constitute notice) to:

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                  Steven Anapoell, Esq.
                  Greenberg Traurig, LLP
                  650 Town Center Drive, Suite 1700
                  Costa Mesa, California  92626
                  Telephone:  (714) 708-6504
                  Facsimile:  (714) 708-6501


                  7.3 Headings. The headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

                  7.4 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

                  7.5 Governing Law. This Agreement shall be construed in accordance with, and governed in all respects by, the internal laws of the State of California (without giving effect to principles of conflicts of laws).

                  7.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Brown and Purchaser and its successors.

                  7.7      Waiver.

                  (a) No failure on the part of any Person to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Person in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

                  (b) No Person shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Person; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

                  7.8 Amendments. This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of Purchaser and Brown.

                  7.9 Severability. In the event that any provision of this Agreement, or the application of any such provision to any Person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to Persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

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                  7.10 Parties In Interest. None of the provisions of this
Agreement is intended to provide any rights or remedies to any Person other than the parties hereto and their respective heirs, personal representatives, and successors.

                  7.11 Entire Agreement. This Agreement sets forth the entire understanding of the parties relating to the subject matter thereof and supersedes all prior agreements and understandings among or between any of the parties relating to the subject matter thereof.

                  7.12     Construction.

                  (a) For purposes of this Agreement, whenever the context requires, the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include the masculine and feminine genders.

                  (b) The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

                  (c) As used in this Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

Except as otherwise indicated, all references in this Agreement to "Sections" are intended to refer to Sections of this Agreement.

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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                              ACACIA GLOBAL ACQUISITIONS, LLC


                                              By: /S/ Robert A. Berman
                                                  ------------------------------
                                                     Name: Robert A. Berman
                                                     Title: COO




                                               /S/ Anthony O. Brown
                                               ---------------------------------
                                                       Anthony O. Brown


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